              Value Investing in Small Companies For Over 20 Years


                                      THE
                                     ROYCE
                                     FUNDS

                               Royce Premier Fund
                              Royce Micro-Cap Fund

                               1996 Annual Report



                               www.roycefunds.com

                                 The Royce Funds

When we took over the management of Pennsylvania Mutual Fund in mid-1973, small-cap stocks were those under $300 million in market capitalization, not under $1 billion as they are now defined. This considerable capitalization drift has permanently changed the small-cap landscape. Small-cap stocks are no longer "small" by previous standards; no longer "unknown" given that the sector is now regarded as a professional asset class; and no longer "under-owned" as the number of small-cap mutual fund offerings has grown to well over 400.

                              Two Distinct Markets

Given the changes in the small-cap  universe  (most of which have occurred since
1991), we believe that the small-cap market should now be viewed as two markets in one: small-cap at the upper end and micro-cap at the lower end of the capitalization range.

                                                                                Different
                                                                                 performance
            SMALL-CAP                                MICRO-CAP
     $300 million - $1 billion                $5 million - $300 million          Different
          1,400 companies                          6,500 companies               liquidity
 $810 billion total capitalization       $470 billion total capitalization
                                                                                 Different
                                                                                institutional
                                                                                acceptance

            Two Core Funds: Distinct Strategies For Distinct Markets

The Firm uses a two pronged approach, which incorporates both the small and micro-cap investment universes. We believe that higher portfolio concentration is necessary for delivering above average results at the upper end and that diversification is both necessary and appropriate at the lower end. These two Funds represent The Royce Funds' core investment strategies.


         ROYCE PREMIER                           ROYCE MICRO-CAP                The Royce Funds'
     - Small-cap orientation                 - Micro-cap orientation            two core
     - Concentrated portfolio                - Broadly diversified              philosophies


                              Combined Portfolios

Portfolios incorporate approximately equal weightings of each capitalization (small and micro-cap) strategy.

                                                                                The Pennsylvania
                              Pennsylvania Mutual                               Mutual Fund
                                     PMF II                                     blended style of
                                  Royce Value                                   investing
                                Royce GiftShares                                remains our
                                                                                flagship approach.

              Stock Selection - Company And Sector Specific Themes

Stock selection for The Royce Funds incorporates low valuation securities with attractive risk/reward characteristics. These valuation principles are combined with specific company attributes, such as assets, dividends, cash flow, markets and price. The Royce Funds have introduced some of these opportunistic, company specific, selection themes in funds. Virtually all securities used by these funds are also found in the core portfolios.




  Royce Low-Priced        Royce Total Return         Royce Global Services


'ch' Stocks under $15     Royce Equity Income     'ch' Globally oriented service
                                                       companies
                        'ch'  Dividend-paying securities

                                       THE
                                      ROYCE
                                      FUNDS

Dear Fellow Shareholders:

We are pleased to present our 1996 investment results and our new Annual Report format. Included in this Report are Royce Premier and Royce Micro-Cap performance, diagnostics, financial statements and a shareholder letter. This new, combined Annual Report reflects specific capitalization strategies and selection theme groupings, around which the individual fund portfolios are managed and displayed (as shown on the front inside cover).

The year was a good one in terms of absolute and relative
performance, and consistent with our long held tenet -
when a disciplined value approach is combined with small
company investing, above average returns with lower
volatility are possible. This core belief has formed the           [Photo]
basis for our approach which emphasizes risk management
and consistency of application. We believe that a system
for rational decision making, whose basic premise is that     Charles M. Royce,
the price one pays for an investment makes a significant     President and Chief
difference in the returns one receives, is more important     Investment Officer
than ever.

                                          1996 PERFORMANCE RESULTS
We invite your comments.     THRU 12/31/96:    ROYCE PREMIER     ROYCE MICRO-CAP
                                               -------------     ---------------
Sincerely,
CHARLES M. ROYCE             Last 3 months          7.3%               7.7%
Charles M. Royce             Last 6 months          9.9%               4.1%
President                    1996                  18.1%              15.5%

                         ANNUAL REPORT REFERENCE GUIDE

   Royce Premier substantially outperformed the Russell 2000 on a risk adjusted basis...SEE PAGE 5.

   Price to book and price earnings ratios remained low for Royce Premier...SEE PAGE 6.

   Royce Micro-Cap outperformed the Russell 2000 on both an absolute and risk adjusted basis...SEE PAGE 7.

   Consumer products, industrial products and industrial services are Royce Micro-Cap's top three industry
         sectors...SEE PAGE 8.

   For Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and
         Financial Highlights...SEE PAGES 9-12.

   See Accompanying Schedules of Investments.

The Royce Funds
Value Investing in Small Companies for
Over 20 Years

                                                     1414 Avenue of the Americas
                                                        New York, NY 10019
                                                          (212) 355-7311
                                                          (800) 221-4268

Dear Shareholder:

   SMALL-CAP SECURITIES WERE BULLIED IN 1996 FOR A THIRD STRAIGHT
YEAR BY THEIR LARGE-CAP BRETHREN. After running even in the first         [MAN]
six months, small-cap stocks fell behind in the more volatile second half. For the full year, the Russell 2000 Index of small-cap stocks was up 16.5% versus a gain of 23.0% for the large-cap oriented S&P 500 Index.



   Perhaps the more interesting story in 1996 was the return of market volatility. The Russell 2000 recorded four down months in 1996, twice as many as in 1995. According to the independent mutual fund evaluation service Morningstar, 361 mutual funds, or 16% of the 2,255 diversified funds that invest primarily in domestic stocks, lost money in the fourth quarter, as did one of every three small-cap funds. More funds were in the red for the fourth quarter than in the previous three quarters combined. We believe that a higher level of volatility often precedes a period of lower returns.

   Combined with increased volatility was a change in market leadership among small-cap stocks during the second half. The value style of investing, which was the market laggard earlier in the year, became a market leader during the latter half. From the first of the year through the Russell 2000 peak on May 22, the Russell 2000 Value Index was up 10.3% while the Russell 2000 Growth Index was up a robust 20.9%. However, from this peak in May through year-end, the Russell 2000 Value Index recorded a gain of 10.1% versus a decline of 8.0% for the Russell 2000 Growth Index, quite a reversal of events and perhaps a harbinger for the market in 1997.

   The performance of Royce Premier Fund ('Premier') and Royce Micro-Cap Fund ('Micro-Cap') in 1996 reflected these trends, as described in the following E-Mail that we received from a Royce Fund shareholder:

   Job well done. At the beginning of 1996, all of my small-cap funds were screaming up in value (+3%) except Royce Micro-Cap & Royce Premier. I told myself that the Royce funds would soon catch them with an explosive move upward, but you know what, they never did shake the earth with newsworthy jumps in NAV. Something (else) happened as the year moved along. THE ROYCE FUNDS slowly and methodically moved up in value while my other small-cap funds were slipping fast. As the year ende, my Royce funds came out ahead of all but one of my other small-cap funds, without any gut-wrenching moves up or down.

   We have about 10% of our money with your funds, and we look forward to future dealings with The Royce Funds.

THE THRILL OF REWARD AND THE DENIAL OF RISK

   Investment risk and reward are rarely discussed together, as investors typically focus on one or the other at a time. When times are good, the return portion of the equation dominates investors' conversations, and when times are bad, the risk portion moves to center stage. Although the most recent small-cap cycle clearly favored the 'return' component, the 'risk' segment is always worthy of equal consideration because it impacts the path of long-term returns. Risk involves both uncertainty and possibility of loss. Both aspects are measurable, and both are paramount to the Funds' management philosophy.

   To simplify matters, 'uncertainty' relates to fund volatility and is best measured using two gauges, standard deviation and beta. As the table following indicates, for the last three years both Premier and Micro-
Cap were among the 'lowest risk' small-cap funds tracked by Morningstar.

1



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
               MORNINGSTAR RISK*

                              Premier    Micro-Cap
                                Rank       Rank
                                ----       ----
Standard Deviation               4          24
Beta                             3           4
Mstar Risk Ratio                 4          38

* As of December 31, 1996, Ranking from lowest to highest out of 242 funds in Morningstar's small-cap objective category with at least 3 years of history. Please read the Prospectus for a more complete discussion of risk.

   'Possibility of loss' is perhaps more important than statistical measures of volatility because it takes into account a fund's actual down market results. Morningstar Risk Ratio actually measures the concept of possibility of loss more effectively because it considers a fund's underperformance (on a monthly basis) relative to a safe and attainable return (3-month Treasury bills). As shown above, both Funds can be considered 'low risk' using this methodology.

   While we use various techniques to reduce risk, we cannot prevent the Funds' net asset values from going down during market downdrafts. However, both Funds typically have not gone down as much during difficult periods when compared to their benchmark index, the Russell 2000. Since the Funds' inception on December 31, 1991, there have only been four down quarters for the Russell 2000. IN ALL CASES, PREMIER AND MICRO-CAP OUTPERFORMED THE INDEX.

    RUSSELL 2000 DOWN QUARTER PERFORMANCE
        COMPARISON SINCE INCEPTION

   QTR      RUSSELL
  ENDED:     2000      PREMIER      MICRO-CAP
  ------     ----      -------      ---------
12/31/94     -1.9%       -0.2%         -1.2%
 6/30/94     -3.9        -1.1          -1.7
 3/31/94     -2.7        +0.8          +0.8
 6/30/92     -6.8        -0.2          -3.6

  BOTH PREMIER AND MICRO-CAP OUTPERFORMED
  RUSSELL 2000 IN ALL FOUR DOWN QUARTERS.

   Our focus on risk management remains an important part of our investment process. While individual market phases reward different risk profiles at different times, central to the management of the Funds is a belief that PAYING ATTENTION TO RISK DOES NOT DIMINISH LONG-TERM RETURNS. Although this flies in the face of modern portfolio theory, it remains one of our principal tenets.

WITHIN THE SMALL-CAP UNION:
ONE COUNTRY, TWO COASTS AND MANY STATES

   Many changes have taken place in the small-cap
investment universe over the last ten years and           [MAP OF UNITED STATES]
we now believe that small-cap stocks are no longer 'small' by previous standards; no longer 'unknown' as this sector is now regarded as a professional asset class; and no longer 'under-owned' as the number of small-cap mutual fund portfolios has grown to well over 400. What were once deemed small-cap stocks (under $300 million in market cap) ten years ago and beyond, are now better defined as 'micro-cap' securities by today's standards. The small-cap universe, which is presently defined as under $1 billion in market cap, is both broad (over 7,900 issues) and substantial ($1.3 trillion in total capitalization) and as different and diverse as California and Rhode Island.


   THIS LEADS TO AN IMPORTANT, BUT UNRECOGNIZED, ASPECT OF THE SMALL-CAP MARKET -- IT IS REALLY TWO MARKETS IN ONE: SMALL-CAP AT THE UPPER END AND MICRO- CAP AT THE LOWER END OF THE CAPITALIZATION RANGE. On the surface, the distinction may seem subtle but upon further investigation the differences are real and quantifiable.

   Given the substantial differences in performance, liquidity and institutional acceptance within the two markets of the small-cap universe, we have developed distinct approaches, and funds, for each. (See diagram at the top of the next page.)

   At the upper end of the small-cap range, from $300 million to $1 billion, we employ a focused portfolio strategy in Royce Premier Fund which emphasizes companies with superior financial characteristics and/or unusually attractive business prospects. We believe that a strategy which holds a limited number of securities is an appropriate strategy to offset the increasing efficiencies found in this segment of the small-cap market.

                          TWO DISTINCT MARKETS

           SMALL-CAP                              MICRO-CAP                    Different
    $300 million - $1 billion            $5 million - $300 million             performance
        1,400 companies                        6,500 companies
$810 billion total capitalization    $470 billion total capitalization         Different
                                                                               liquidity

                                                                               Different
                                                                               institutional
                                                                               acceptance

   At the other end of the capitalization range, below $300 million, are micro-cap securities, the antithesis of what most professional investors look for. These securities, unlike those in the upper tier, are generally not well-known, not well-researched and not easy to buy and sell. However, these are precisely the conditions that we believe breed good investment opportunities. In this sector, we use a broadly diversified portfolio strategy in Royce Micro-Cap Fund to capture these inefficiencies. In our view, the micro-cap sector is what small-cap was 20 years ago in terms of return potential.

   As we indicated earlier, in 1996 bigger was better in the equity market. This was also the case with the small-cap market, as the following table indicates:

                              WHY SIZE MATTERED IN
                              THE SMALL-CAP WORLD
                       'FROM CALIFORNIA TO RHODE ISLAND'

                    S&P 600 PERFORMANCE RETURNS BY QUINTILE

                    SIZE (BY QUINTILES)    1996 PERFORMANCE
                       Largest 20%               46.0%
                       Next 20%                  29.7%
                       Middle 20%                23.3%
                       Next 20%                   7.5%
                       Smallest 20%              -4.8%

   A similar example of this phenomenon was supplied by Prudential Securities' quantitative analyst Claudia Mott. Upon examining year-to-date performance of the broadly based Nasdaq Composite through November 30, she found that the top 10 contributors (most of which are large-cap oriented) produced more than half of the index's total return. When factoring out the top 100 contributors, she found that the remaining 4,000+ securities generated a net negative contribution for the year.

STILLNESS IN THE WATER

   Raymond Devoe, author of 'The Devoe Report,' recently
recounted a scuba-diving experience of some 30 years ago which           [SHARK]
evoked eerie analogies to the current investment climate. After receiving certification at his Caribbean beach hotel, Mr. Devoe swam off into the clear, blue waters of St. Thomas for his first reef dive. Making his way along the reef, he stopped near a large rock to enjoy an array of colorful plants and the tropical fish swimming casually among them. After ten minutes, Mr. Devoe realized something was terribly wrong -- the fish had disappeared as if they were hiding from something. He was left alone with the sound of his beating heart and escaping air bubbles. Not knowing the cause of the sudden 'stillness in the water ', he experienced a sense of panic and returned to the beach without incident, yet badly shaken.



   Mr. Devoe discussed his sensation with many other divers and most responded with curious looks. Years later he read Peter Mathiessen's 1971 book, Blue Meridian_--_The Search for the Great White Shark and discovered that 'stillness in the water ' takes place prior to great white shark attacks. The panic, or sense that something is wrong, occurs when the brain receives too many conflicting messages, leading to an eerie sensation that 'something's coming.' Divers who have survived shark attacks know the sensation and respond to it appropriately. They have developed instincts or intuition, and have the experience to rely on them.

   Currently, Mr. Devoe and other experienced investors (ourselves included) cite similar sensations of apprehension about the equity market. Although one would hardly describe the current equity market as 'standing still' or 'stillness in the water' it does evoke a feeling of unease. In what has been the longest and strongest bull market in history, with the Dow Jones Industrial Average up over 4,000 points since October 1990, there is seemingly a universal accept-ance that continued prosperity is nearly guaranteed. Although there haven't been any shark sightings in quite some time, our intuition tells us that we should not be quick to rule out the possibility. Our own sense of order is that markets are cyclical, volatility is to be expected, and performance expectations should be lower.

   We are not forecasting bad things for the market. However, our investment experience may be helpful in recognizing when things seem out of place. AN ESTABLISHED DECISION-MAKING FRAMEWORK (INVESTMENT PROCESS) HELPS US, LIKE ANY GOOD DIVER, AVOID THE MISTAKES OR MISSTEPS CAUSED BY PANIC OR FEAR.

THE ROAD AHEAD

   Charles Dow once observed, 'There is always
a disposition in peoples' minds to think             [TWO LANE ROAD WITH CLOUDS]
that existing conditions will be permanent.'
In the last several shareholder reports, we have documented why we believe that the equity market will be different over the next few years. These changes may already be underway when one considers that the rolling 3-year average annual total returns for the Russell 2000, which peaked at 28.2% in September 1993, are now 13.7% as of December 1996. Furthermore, this index is flat since its peak in late May.



   1996 gave us a higher level of market volatility and the shifting success of investment styles. If these changes continue, 1997 could be a very interesting year. We are excited about the recent results and remain enthused about the long-term prospects of our risk-averse style of investing. Your continued confidence is appreciated.

   Sincerely,

      Charles M. Royce       Jack E. Fockler, Jr.       W. Whitney George

      Charles M. Royce       Jack E. Fockler, Jr.       W. Whitney George
        President              Vice President             Vice President

February 3, 1997

PERFORMANCE REVIEWS AND PORTFOLIO ANALYSES FOR ROYCE PREMIER AND ROYCE MICRO-CAP BEGIN ON PAGES 5 AND 7, RESPECTIVELY, OF THIS REPORT.

All performance information in this Report is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Royce Micro-Cap Fund invests primarily in securities of micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see 'Investment Risks' in the Prospectus).

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/96 and are subject to change monthly. The rating is calculated from a fund's 3, 5 & 10-year average annual returns, with appropriate fee adjustments and a risk factor that reflects performance relative to three-month Treasury bill returns. Ten percent of the funds in an investment category receive five stars and 22.5% receive four stars. Morningstar risk ratio, beta and standard deviation are measures of a fund's relative risk and are calculated for the trailing 36 month period. Morningstar proprietary risk ratio measures a fund's downside volatility relative to all equity funds which have an average score of
1.00. The average score for the 242 funds in the small-cap objective category with a three year history was 1.29 for the three years ended 12/31/96. The lower the risk ratio, the lower a fund's downside volatility has been. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P 500 index, with the beta of the S&P 500 equal to 1.00. A low beta means that a fund's market related volatility has been low. Standard deviation is a statistical measure within which a fund's total returns have varied over time. The greater the standard deviation, the greater a fund's volatility.

The Russell 2000, Russell 2000 Growth, Russell 2000 Value, S&P 600 and S&P 500 are unmanaged indices of common stocks and include the reinvestment of dividends.

                               ROYCE PREMIER FUND
                               PERFORMANCE REVIEW

WHAT WE DO

Royce Premier Fund ('Premier') uses a risk-averse approach to invest in a limited portfolio of small-cap securities. Our approach attempts to understand and value a company's 'private worth' -- what we believe an enterprise would sell for in a private transaction between rational parties. The price we will pay for a security must be significantly under our appraisal of its private worth. Premier's portfolio securities represent our highest confidence selections within the $300 million to $1 billion capitalization range. Typically, these are what we define as 'superior companies,' those that have excellent prospects, high internal rates of return and low leverage.

HOW WE DID

1996 was a seminal year for Royce Premier Fund. The Fund now has five years of performance history, $317 million in net assets and a 4 star () rating from Morningstar out of 1,826 equity funds as of December 31, 1996. Premier's value oriented focus on 'superior companies' within the upper tier of the small-cap sector served it well in 1996, especially in the second half.


                      DOWN MARKET* PERFORMANCE COMPARISON
                                [BAR GRAPH]


                       ROYCE PREMIER VERSUS RUSSELL 2000
                     VALUE OF $10,000 INVESTED ON 12/31/91


                                [LINE GRAPH]


                         TOTAL RETURNS THROUGH 12/31/96

               4th Quarter 1996:                           +7.3%
               1-Year:                                    +18.1%
               3-Year Avg. Annual:                        +12.9%
               5-Year Avg. Annual (Incept. 12/31/91):     +14.7%

Premier finished ahead of its benchmark index, the Russell 2000, for the fourth quarter (7.3% versus 5.2%), the second half (9.9% versus 5.6%) and for the full year (18.1% versus 16.5%). Average annual total return for the last five years (the Fund's since-inception performance period) was 14.7%.

BECAUSE OF ITS RISK AVERSE NATURE, PREMIER HAS HAD A STRONG SHOWING RELATIVE TO THE RUSSELL 2000 DURING THE THREE MARKET DOWNTURNS SINCE ITS INCEPTION.

                             RISK/RETURN COMPARISON
                          FROM INCEPTION* TO 12/31/96

                                 AVG.ANNUAL      STANDARD
                                TOTAL RETURN     DEVIATION     RUR
                                ------------     ---------     ---
              ROYCE PREMIER        14.7%             6.1       2.40
              Russell 2000         15.7%            12.1       1.29

                  SINCE ITS INCEPTION, ROYCE PREMIER HAS SUB-
                  STANTIALLY OUTPERFORMED THE RUSSELL 2000 ON
                             A RISK-ADJUSTED BASIS.

          RUR - Return Per Unit of Risk: Average annual total return divided by the annualized standard deviation over a designated time period. Please read the Prospectus for a more complete discussion of risk.

          *The Fund's inception date was 12/31/91.

As the above graph indicates, Premier's performance since inception was slightly under the Russell 2000 in a market cycle which generally rewarded high-risk investments. However, Premier's low-risk profile enabled the Fund to outperform the index on a risk-adjusted basis.

      The Russell 2000 is an unmanaged index of domestic small-cap stocks.

                               ROYCE PREMIER FUND
                                PORTFOLIO REVIEW

      PORTFOLIO DIAGNOSTICS
      ---------------------
Median Market Cap:     $520 million
Wtd. Avg. P/E Ratio:   15.7x
Wtd. Avg. P/B Ratio:   1.9x
Wtd. Avg. Yield:       2.0%
Fund Assets:           $317 million
Turnover Rate:         34%
Symbol:                RYPRX

                                           % OF
         TOP TEN POSITIONS              NET ASSETS
         -----------------              ----------
 1. The Standard Register Company          3.0%
 2. Marshall Industries                    2.6%
 3. Woodward Governor Company              2.6%
 4. Florida Rock Industries                2.5%
 5. Trenwick Group                         2.5%
 6. Family Dollar Stores                   2.4%
 7. Wesco Financial                        2.3%
 8. New England Business Services          2.2%
 9. The Dress Barn                         2.2%
10. Lilly Industries                       2.2%

    Portfolio Concentration: Top 35 Holdings represent 75% of equity portfolio as of 12/31/96.

                             MARKET CAP EXPOSURE

                                 [BAR GRAPH]

                         PORTFOLIO INDUSTRY BREAKDOWN*


                                 [PIE CHART]

                               IDEAS THAT WORKED

     During calendar 1996, each of the following companies made meaningful positive contributions to our overall performance. There were no examples of hot new issues, high-priced take-overs or momentum miracles among these winners. Rather, our top five performers emerged from a series of long-term investment decisions, carefully considered and executed in prior years. We built our positions when business conditions were difficult and other investors had voted negatively on future prospects.

                               REALIZED AND
          SECURITY            UNREALIZED GAIN
----------------------------  ---------------
Claire's Stores                 $ 3,786,656
Woodward Governor                 3,646,656
The Standard Register Co.         3,610,057
Family Dollar Stores              3,392,535
The Dress Barn                    2,742,211

                             GOOD IDEAS AT THE TIME

     Even the best small-cap companies are not immune to the business flu. Usually, if their balance sheets are strong and they have a history of high internal returns, these companies will recover. We are generally well rewarded for our persistence, although rebounds can take longer than we anticipate. Unfortunately, a few of our investments never recover. Our five worst performers in 1996 were:
                             REALIZED AND
         SECURITY           UNREALIZED LOSS
--------------------------- ---------------
Scitex Corporation            $ 1,360,002
The Singer Company              1,111,104
Trenwick Group                    861,382
Mikasa                            806,333
Pennsylvania Manufacturers        654,150

                              ROYCE MICRO-CAP FUND
                               PERFORMANCE REVIEW

WHAT WE DO

Royce Micro-Cap Fund ('Micro-Cap') invests in companies with market capitalizations of $300 million or less. Due to this sector's size and limited research coverage, there is more opportunity to find pricing inefficiencies. Therefore, we believe that the potential for higher returns is greater than for any other sector of the domestic equity market. Our approach attempts to understand and value a company's 'private worth' -- what we believe an enterprise would sell for in a private transaction between rational parties. The price we will pay for a security must be significantly under our appraisal of its private worth.

HOW WE DID

Like sibling Royce Premier Fund, Royce Micro-Cap Fund finished 1996 with five years of performance history and a 4 star () rating from Morningstar out of 1,826 equity funds as of December 31, 1996. The Fund has $141 million in net assets and remains one of the few micro-cap funds with a five year performance record.

                   DOWN MARKET* PERFORMANCE COMPARISON
                               [BAR GRAPH]

                   ROYCE MICRO-CAP VERSUS RUSSELL 2000
                  VALUE OF $10,000 INVESTED ON 12/31/91

                               [LINE GRAPH]

                 TOTAL RETURNS THROUGH 12/31/96



   4th Quarter 1996:                           +7.7%
   1-Year:                                    +15.5%
   3-Year Avg. Annual:                        +12.5%
   5-Year Avg. Annual (Incept. 12/31/91):     +17.9%




The Fund's micro-cap orientation worked against it for most of 1996, but in its favor over the longer term. Despite a strong fourth quarter finish for the Fund versus its relevant benchmark, the Russell 2000 (7.7% versus 5.2%), Micro-Cap was slightly under the index (15.5% versus 16.5%) for the full year. However, Micro-Cap's average annual total return since inception of 17.9% was nicely ahead of the Russell 2000's 15.7% return. We believe that the micro-cap universe is similar to the small-cap sector of 20 years ago, rich in opportunity and return potential.


                        RISK/RETURN COMPARISON
                      FROM INCEPTION* TO 12/31/96

                        AVG. ANNUAL          STANDARD
                       TOTAL RETURN          DEVIATION             RUR
                       ------------          ---------             ---
ROYCE MICRO-CAP            17.9%                8.9                2.02
Russell 2000               15.7%               12.1                1.29



                SINCE ITS INCEPTION, ROYCE MICRO-CAP HAS
              OUTPERFORMED THE RUSSELL 2000 WITH LESS RISK.



RUR - Return Per Unit of Risk: Average annual total return divided by the annualized standard deviation over a designated time period. Please read the Prospectus for a more complete discussion of risk.


* The Fund's inception date was 12/31/91.

  Since its inception, the Fund's micro-cap orientation has resulted in higher absolute and risk-adjusted returns versus the Russell 2000.


      The Russell 2000 is an unmanaged index of domestic small-cap stocks.

                              ROYCE MICRO-CAP FUND
                                PORTFOLIO REVIEW


            PORTFOLIO DIAGNOSTICS
            ----------------------

Median Market Cap:                 $159 million
Wtd. Avg. P/E Ratio:               13.8x
Wtd. Avg. P/B Ratio:               1.5x
Wtd. Avg. Yield:                   1.3%
Fund Assets:                       $141 million
Turnover Rate:                     70%
Symbol:                            RYOTX

                       PORTFOLIO INDUSTRY BREAKDOWN*

                               [PIE CHART]

                    COMPANIES BY MARKET CAPITALIZATION

                            [TRIANGLE PIE CHART]

                                               % OF
      TOP TEN POSITIONS                      NET ASSETS
      -----------------                      ----------
 1.  Sevenson Environmental Services             1.9%
 2.  BGS Systems                                 1.6%
 3.  Florida Rock Industries                     1.5%
 4.  PXRE                                        1.5%
 5.  American Filtrona                           1.4%
 6.  Velcro Industries                           1.3%
 7.  Woodward Governor Company                   1.3%
 8.  Lifetime Hoan                               1.2%
 9.  Duff & Phelps Credit Rating                 1.2%
10.  Rykoff-Sexton                               1.2%


                               IDEAS THAT WORKED

     During calendar 1996, each of the following companies made meaningful positive contributions to our overall performance. There were no examples of hot new issues, high-priced take-overs or momentum miracles among these winners. Rather, our top five performers emerged from a series of long-term investment decisions, carefully considered and executed in prior years. We built our positions when business conditions were difficult and other investors had voted negatively on future prospects.

                               REALIZED AND
         SECURITY             UNREALIZED GAIN
---------------------------   ---------------
Charming Shoppes                 $ 993,048
Dreco Energy Services              899,440
Standard Commercial                685,059
The Dress Barn                     679,720
BGS Systems                        652,578


                             GOOD IDEAS AT THE TIME

     Even the best small-cap companies are not immune to the business flu. Usually, if their balance sheets are strong and they have a history of high internal returns, these companies will recover. We are generally well rewarded for our persistence, although rebounds can take longer than we anticipate. Unfortunately, a few of our investments never recover. Our five worst performers in 1996 were:

                         REALIZED AND
      SECURITY          UNREALIZED LOSS
---------------------   ---------------
Chico's FAS                $ 473,427
Catherines Stores            396,556
Cato                         363,173
Oshkosh Truck                322,050
MK Gold                      317,072

FINANCIAL STATEMENTS
The Schedules of Investments as of December 31, 1996, integral parts of the Financial Statements for Royce Premier Fund and Royce Micro-Cap Fund, are accompanying this Report.

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES AT DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                                                        Royce            Royce
                                                                                                     Premier Fund    Micro-Cap Fund
                                                                                                     ------------    --------------
ASSETS:
Investments at value (identified cost $237,067,876 and $120,622,141, respectively)................   $284,885,127     $134,644,059
Repurchase agreements (at cost and value).........................................................     35,700,000        7,000,000
Cash..............................................................................................         20,742           42,574
Receivable for investments sold...................................................................        --               307,369
Receivable for capital shares sold................................................................        997,800          272,535
Receivable for dividends and interest.............................................................        777,301          200,994
                                                                                                     ------------    --------------
  TOTAL ASSETS....................................................................................    322,380,970      142,467,531
                                                                                                     ------------    --------------
LIABILITIES:
Payable for investments purchased.................................................................      4,728,100          641,861
Payable for capital shares redeemed...............................................................        293,074          270,567
Payable for investment advisory fees..............................................................        198,349          151,232
Accrued expenses..................................................................................        137,791           74,831
                                                                                                     ------------    --------------
  TOTAL LIABILITIES...............................................................................      5,357,314        1,138,491
                                                                                                     ------------    --------------
  NET ASSETS......................................................................................   $317,023,656     $141,329,040
                                                                                                     ------------    --------------
                                                                                                     ------------    --------------
ANALYSIS OF NET ASSETS:
Undistributed net investment income...............................................................   $    337,754     $   --
Accumulated net realized gain on investments......................................................      2,827,216        2,052,640
Net unrealized appreciation on investments........................................................     47,817,251       14,021,918
Capital shares....................................................................................         40,594           17,369
Additional paid-in capital........................................................................    266,000,841      125,237,113
                                                                                                     ------------    --------------
  NET ASSETS......................................................................................   $317,023,656     $141,329,040
                                                                                                     ------------    --------------
                                                                                                     ------------    --------------
SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund).............................     40,593,727       17,369,246
                                                                                                     ------------    --------------
                                                                                                     ------------    --------------
NET ASSET VALUE:
(offering and redemption price per share).........................................................          $7.81            $8.14
                                                                                                            -----            -----
                                                                                                            -----            -----


--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                                                                         Royce
                                                                                                        Premier          Royce
                                                                                                         Fund        Micro-Cap Fund
                                                                                                      -----------    --------------
INVESTMENT INCOME:
Income:
     Dividends.....................................................................................   $ 5,228,170     $  1,529,935
     Interest......................................................................................     2,102,012          472,846
                                                                                                      -----------    --------------
          Total Income.............................................................................     7,330,182        2,002,781
                                                                                                      -----------    --------------
Expenses:
     Investment advisory fees......................................................................     2,903,340        1,888,300
     Custodian and shareholder servicing fees......................................................       251,088          157,617
     Administrative and office facilities expenses.................................................       175,279           74,389
     Professional fees.............................................................................        84,798           40,515
     Trustees' fees................................................................................        33,545           14,892
     Other expenses................................................................................       279,588          172,155
                                                                                                      -----------    --------------
          Total Expenses...........................................................................     3,727,638        2,347,868
          Fees Waived by Investment Adviser........................................................       (65,000)         (96,036)
                                                                                                      -----------    --------------
          Net Expenses.............................................................................     3,662,638        2,251,832
                                                                                                      -----------    --------------
          Net Investment Income (Loss).............................................................     3,667,544         (249,051)
                                                                                                      -----------    --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments...................................................................    19,648,625       11,111,467
Net change in unrealized appreciation on investments...............................................    25,537,270        7,205,618
                                                                                                      -----------    --------------
Net realized and unrealized gain on investments....................................................    45,185,895       18,317,085
                                                                                                      -----------    --------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS..............................................   $48,853,439     $ 18,068,034
                                                                                                      -----------    --------------
                                                                                                      -----------    --------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      Royce Premier Fund               Royce Micro-Cap Fund
                                                                 -----------------------------     -----------------------------
                                                                   Years ended December 31,          Years ended December 31,
                                                                 -----------------------------     -----------------------------
                                                                     1996             1995             1996             1995
                                                                 ------------     ------------     ------------     ------------
INVESTMENT OPERATIONS:
  Net investment income (loss).................................  $  3,667,544     $  3,878,109     $   (249,051)    $     55,739
  Net realized gain on investments.............................    19,648,625       16,399,430       11,111,467        2,372,160
  Net change in unrealized appreciation on investments.........    25,537,270       20,989,542        7,205,618        6,249,422
                                                                 ------------     ------------     ------------     ------------
  Net increase in net assets from investment operations........    48,853,439       41,267,081       18,068,034        8,677,321
                                                                 ------------     ------------     ------------     ------------

DIVIDENDS AND DISTRIBUTIONS:
  Net investment income........................................    (3,591,631)      (3,659,780)         (65,526)         --
  Net realized gain on investments.............................   (17,598,880)     (16,629,199)      (8,942,087)      (2,163,270)
                                                                 ------------     ------------     ------------     ------------
  Total dividends and distributions............................   (21,190,511)     (20,288,979)      (9,007,613)      (2,163,270)
                                                                 ------------     ------------     ------------     ------------

CAPITAL SHARE TRANSACTIONS:
  Net proceeds from shares sold................................    90,607,839      138,651,613       61,828,569       78,958,661
  Dividends reinvested.........................................    19,896,838       18,955,637        8,414,310        1,847,447
  Cost of shares redeemed......................................  (123,383,399)     (78,736,015)     (35,703,495)     (16,364,647)
                                                                 ------------     ------------     ------------     ------------
  Net increase (decrease) in net assets from capital share
     transactions..............................................   (12,878,722)      78,871,235       34,539,384       64,441,461
                                                                 ------------     ------------     ------------     ------------

NET INCREASE IN NET ASSETS.....................................    14,784,206       99,849,337       43,599,805       70,955,512
NET ASSETS:
  Beginning of year............................................   302,239,450      202,390,113       97,729,235       26,773,723
                                                                 ------------     ------------     ------------     ------------
  End of year..................................................  $317,023,656(a)  $302,239,450(a)  $141,329,040(b)  $ 97,729,235(b)
                                                                 ------------     ------------     ------------     ------------
                                                                 ------------     ------------     ------------     ------------

CAPITAL SHARE TRANSACTIONS:
  Shares sold..................................................    12,081,905       19,665,370        7,781,266       10,880,987
  Shares issued for reinvestment of dividends and
     distributions.............................................     2,594,157        2,684,934        1,050,757          246,326
  Shares redeemed(c)...........................................   (16,508,230)     (11,134,302)      (4,433,643)      (2,291,276)
                                                                 ------------     ------------     ------------     ------------
  Net increase (decrease) in shares outstanding................    (1,832,168)      11,216,002        4,398,380        8,836,037
                                                                 ------------     ------------     ------------     ------------

------------

(a) Includes undistributed net investment income of $337,754 in 1996 and $303,771 in 1995.

(b) Includes undistributed net investment income of $0 in 1996 and $55,739 in 1995.

(c) Shares redeemed within one year of purchase are subject to a 1% redemption fee, payable to the Funds, which is used to offset costs associated with the redemption.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Funds' performance for the periods presented.

                                                Net
                                             Realized                         Distributions
               Net Asset        Net             and           Dividends         from Net        Net Asset
                Value,       Investment     Unrealized        from Net        Realized Gain      Value,
               Beginning       Income         Gain on        Investment            on            End of       Total
                of Year        (Loss)       Investments        Income          Investments        Year        Return
               ---------     ----------     -----------     -------------     -------------     ---------     ------
ROYCE PREMIER FUND (a)
1996.......      $7.12         $ 0.10          $1.18           $ (0.10)          $ (0.49)         $7.81        18.1%
1995.......       6.48           0.10           1.05             (0.09)            (0.42)          7.12        17.8%
1994.......       6.41           0.06           0.15             (0.05)            (0.09)          6.48         3.3%
1993.......       5.52           0.02           1.03             (0.02)            (0.14)          6.41        19.0%
1992.......       5.00           0.02           0.77             (0.02)            (0.25)          5.52        15.8%

ROYCE MICRO-CAP FUND (b)
1996.......      $7.53         $(0.01)         $1.17            --               $ (0.55)         $8.14        15.5%
1995.......       6.48          --              1.24            --                 (0.19)          7.53        19.1%
1994.......       6.47          --              0.23            --                 (0.22)          6.48         3.6%
1993.......       5.83          --              1.38            --                 (0.74)          6.47        23.7%
1992.......       5.00          (0.01)          1.48            --                 (0.64)          5.83        29.4%

                                                Ratio of
                                                  Net
                                 Ratio of      Investment
                                 Expenses        Income                     Average
              Net Assets,           to         (Loss) to      Portfolio    Commission
              End of Year        Average        Average       Turnover        Rate
             (in thousands)     Net Assets     Net Assets       Rate          Paid+
             --------------     ----------     ----------     --------     ----------
ROYCE PREMIER FUND (a)
1996.......     $317,024           1.25%           1.25%          34%       $ 0.0621
1995.......      302,239           1.25%           1.48%          39%         --
1994.......      202,390           1.38%           1.19%          38%         --
1993.......       47,143           1.50%           0.68%          85%         --
1992.......        2,329           1.77%           0.53%         116%         --
ROYCE MICRO-CAP FUND (b)
1996.......     $141,329           1.79%          (0.20)%         70%       $ 0.0476
1995.......       97,729           1.94%           0.10%          25%         --
1994.......       26,774           1.99%           0.02%          54%         --
1993.......       10,261           1.99%          (0.09)%        116%         --
1992.......        3,373           1.69%          (0.21)%        171%         --

------------
(a) Expense ratios are shown after fee waivers by the investment adviser and distributor. For the years ended December 31, 1996, 1993 and 1992, the expense ratios before the waivers would have been 1.28%, 1.68%, and 4.17%, respectively.
(b) Expense ratios are shown after fee waivers by the investment adviser and distributor. For the years ended December 31, 1996, 1995, 1994, 1993 and 1992, the expense ratios before the waivers would have been 1.87%, 1.97%, 2.34%, 2.49%, and 3.77%, respectively.
 + For fiscal years beginning on or after October 1, 1995, the Funds are required to disclose average commission rate paid per share for purchases and sales of investments.
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees of The Royce Fund and the Shareholders of Royce Premier Fund and Royce Micro-Cap Fund:

     We have audited the accompanying statements of assets and liabilities of Royce Premier Fund and Royce Micro-Cap Fund, including the schedules of investments accompanying the Annual Report, as of December 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Royce Premier Fund and Royce Micro-Cap Fund as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                       COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 7, 1997

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Royce Premier Fund and Royce Micro-Cap Fund ('Fund' or 'Funds') are two series of The Royce Fund (the 'Trust'), a diversified open-end management investment company. The Trust, originally established as a business trust under the laws of Massachusetts, converted to a Delaware business trust at the close of business on June 28, 1996. The Funds commenced operations on December 31, 1991.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a. Valuation of investments:

     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

b. Investment transactions and related investment income:

     Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation are determined on the basis of identified cost for book and tax purposes.

c. Expenses:

     Expenses directly attributable to each Fund are charged to that Fund's operations while expenses which are applicable to all Funds are allocated in an equitable manner.

d. Taxes:

     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. The accompanying Schedules of Investments contain information regarding income taxes under the caption 'Income Tax Information'.

e. Distributions:
     Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid-in capital and may affect net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

f. Repurchase agreements:
     The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ('SSB&T'), the custodian of the Funds' assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

2. INVESTMENT ADVISER:
     Under the Trust's investment advisory agreement with Quest Advisory Corp. ('Quest'), Quest is paid a monthly fee at an annual rate of 1.0% and 1.5% of the average net assets of Royce Premier Fund and Royce Micro-Cap Fund, respectively. For the year ended December 31, 1996, Royce Premier Fund and Royce Micro-Cap Fund recorded advisory fees of $2,838,340 (net of voluntary waivers of $65,000) and $1,792,264 (net of voluntary waivers of $96,036), respectively.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES:
     For the year ended December 31, 1996, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

                             Royce       Royce Micro-
                          Premier Fund     Cap Fund
                          ------------  --------------
Purchases................ $89,718,803    $112,413,031
Sales.................... $114,490,388   $ 84,707,948

                                       THE
                                      ROYCE
                                      FUNDS

                          1414 Avenue of the Americas
                               New York, NY 10019

                  FOR GENERAL INFORMATION, TELEPHONE SERVICES,
                ADDITIONAL REPORT COPIES & PROSPECTUS INQUIRIES
                                 1-800-221-4268

                        TO SPEAK TO SHAREHOLDER SERVICES
                    FOR DIRECT PURCHASES, ACH TRANSACTIONS,
                    STATEMENT REQUESTS OR ACCOUNT INQUIRIES
                                 1-800-841-1180

                    TO USE OUR AUTOMATED TELEPHONE SERVICES
                           1-800-78-ROYCE (787-6923)

                                ADVISOR SERVICES
                    FOR FUND MATERIALS, PERFORMANCE UPDATES,
                       TRANSACTIONS OR ACCOUNT INQUIRIES
                           1-800-33-ROYCE (337-6923)

              LOOK FOR OUR REVISED WEB SITE IN THE SPRING OF '97!
            COMPARE UPDATED FUND PERFORMANCE, DOWNLOAD A PROSPECTUS, CHAT WITH OTHER INVESTORS, MEET THE PORTFOLIO MANAGERS,
              FIND OUT WHAT'S NEW - WE LOOK FORWARD TO YOUR VISIT!

                           HTTP://WWW.ROYCEFUNDS.COM

                  YOU CAN ALSO REACH THE ROYCE FUNDS BY E-MAIL

                               FUNDS@ROYCENET.COM


                            STATEMENT OF DIFFERENCES

            The checkmark symbol shall be expressed as...... 'ch'